Exhibit 10.1

AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

AND TO

LINE OF CREDIT NOTE

AND TO

AMENDED AND RESTATED SECURITY AGREEMENT

BETWEEN

JP MORGAN CHASE BANK, N.A. AND SKYMALL, LLC

This Amendment to Amended and Restated Credit Agreement, and to Line of Credit Note and to Amended and Restated Security Agreement is entered into as of January 31, 2014 and effective as of December 31, 2013 between JP Morgan Chase Bank, N.A. (“Bank”) and SkyMall, LLC, a Delaware limited liability company (“Borrower”) and amends (a) the Amended and Restated Credit Agreement dated May 10, 2013, as amended, between Bank and Borrower, and (b) the Line of Credit Note dated May 10, 2013 payable by Borrower to Bank, and (c) the Amended and Restated Security Agreement dated May 10, 2013, as amended, between Bank and Borrower.

R E C I T A L S

A. The recitals contained in the Waiver and Limited Consent Agreement (“Consent”) dated December 31, 2013 among Bank, Borrower and SMXE Lending, LLC, a Delaware limited liability company (“Subordinated Lender”) are hereby incorporated by this reference.

A G R E E M E N T S

1. Credit Agreement. The Amended and Restated Credit Agreement is hereby amended as follows:

a. Section 2K (which references “extensions” of indebtedness) is amended to include, for clarity, but without limitation, the extension pursuant to the amendment to the Line of Credit Note pursuant to Section 2 below.

2. Note. The Line of Credit Note is hereby amended as follows:  In the first sentence, “July 1, 2014” is changed to “June 30, 2015.”

3. Security Agreement. The Amended and Restated Security Agreement is hereby amended as follows: The definition of “Liabilities” (which references “extensions” of indebtedness) is amended to include, for clarity but without limitation, the extension pursuant to the amendment to the Line of Credit Note pursuant to Section 2 above.

4. Incorporation by reference. Sections 1-11 of the Consent are hereby incorporated by this reference.  For avoidance of doubt, but without limitation, the effectiveness of this Amendment is conditioned upon the satisfaction of all conditions in Sections 1.1 through 1.9 of the Consent.

Address(es) for Notices: 1520 E. Pima Street Phoenix, AZ 85034-4639 Attn: Scott Wiley	Borrower: SkyMall, LLC By: /s/ Scott Wiley Scott Wiley CFO Date Signed: January 31, 2014
Address for Notices: 201 N. Central Ave, 21st Floor, AZ1-1178 Phoenix, AZ 85004 Attn: Greg Geist	Bank: JPMorgan Chase Bank, N.A. By: /s/ Jeffrey M Hoyt Jeffrey M. Hoyt SVP Date Signed: January 31, 2014